EXHIBIT 10

                     Opinion and Consent of Dorsey & Whitney

                              DORSEY & WHITNEY LLP
                             PILLSBURY CENTER SOUTH
                             220 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                                October 14, 1997

Sit Mutual Funds, Inc.
4600 Norwest Center
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

                  We have acted as counsel to Sit Mutual Funds, Inc., a Minnesota corporation (the "Company"), in rendering the opinions hereinafter set forth with respect to the authorization of the Company's Series E Common Shares (which represent interests in a series named Sit Science and Technology Growth
Fund) and Series F Common Shares (which represents interests in a series named Sit Regional Growth Fund). The shares of the Company referred to above are referred to herein collectively as the "Shares."

                  We understand that the Shares are being registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, pursuant to the Company's Registration Statement on Form N-1A relating to such shares (the "Registration Statement"). In rendering the opinions hereinafter expressed, we have reviewed the corporate proceedings taken by the Company in connection with the authorization and issuance of the Shares, and we have reviewed such questions of law and examined copies of such corporate records of the Company, certificates of public officials and of responsible officers of the Company, and other documents as we have deemed necessary as a basis for such opinions. As to the various matters of fact material to such opinions, we have, when such facts were not independently established, relied to the extent we deem proper on certificates of public officials and of responsible officers of the Company. In connection with such review and examination, we have assumed that all copies of documents provided to us conform to the originals and that all signatures are genuine.

                  In addition, in rendering the opinions hereinafter expressed, we have assumed, with the concurrence of the Company, that all of the Shares will

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be issued and sold upon the terms and in the manner set forth in the
Registration Statement; that the Company will not issue Shares in excess of the numbers authorized in the Company's Articles of Incorporation (and Certificates of Designation) as in effect at the respective dates of issuance; and that the Company will maintain its corporate existence and good standing under the laws of the State of Minnesota in effect at all times after the date of this opinion.

                  Based on the foregoing, it is our opinion that:

                  1. The Company is validly existing as a corporation in good standing under the laws of the State of Minnesota.

                  2. The Shares issued from and after the date hereof, when issued and delivered by the Company as described in the Registration Statement, will be legally issued and fully paid and non-assessable; and the issuance of such Shares is not subject to preemptive rights.

                  In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the State of Minnesota. We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement.

                                                    Very truly yours,

                                                    /s/ Dorsey & Whitney, LLP
                                                    Dorsey & Whitney, LLP